SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 16, 1997


                                   AVERT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                   0-239052                    84-1028716
 ---------------------------      ------------               ------------------
(State of other jurisdiction     (Commission                (I.R.S. Employer
 of incorporation)                File Number)               Identification No.)



   301 Remington, Fort Collins, Colorado                       80524
   ---------------------------------------                   --------
  (Address of principal executive offices)                   Zip Code


Registrant's telephone number, including area code:  970-484-7722


                                    No change
          -----------------------------------------------------------
         (Former name of former address, if changed since last report)

Item 5   Other Events

         a)  Avert, Inc. announced results of Annual Meeting on June 11, 1997.


Item 7   Financial Statements and Exhibits

         c)       Exhibits

                    Press release dated June 16, 1997 announcing results of Annual Meeting

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AVERT, INC.



June 19, 1997                             By:  /s/ Dean A. Suposs
------------------------                      ------------------------------
Date                                           Dean A. Suposs
                                               President

                                  EXHIBIT INDEX



Exhibit No.            Exhibit Description                                Page
-----------            -------------------                                ----
  30                   Press Release, dated June 16, 1997                   5